Exhibit 10.4

FIRST AMENDMENT TO THE ADVISORY AGREEMENT (C-1)

(Cottonwood Communities)

This Amendment (this “Amendment”) to the Advisory Agreement among Cottonwood Communities Management, LLC, a Delaware limited liability company (“CCM”), Cottonwood Communities, Inc., a Maryland Corporation (“CCI”) and Cottonwood Communities O.P., LP, a Delaware limited partnership (“CCI OP”) dated August 13, 2018 (the “CCI Advisory Agreement”) is adopted by CCM, CCI and CCI OP (collectively, the “Parties”). This Amendment is effective as of March 1, 2019 (the “Effective Date”).

WHEREAS, the Parties have determined it to be in their best interest to amend the CCI Advisory Agreement into two separate agreements: (i) the CCI Advisory Agreement, as amended hereby, to allow CCM to assign its rights to the asset management services to Cottonwood Capital Management, Inc., a Delaware corporation and (ii) a property management agreement to allow for CCM to retain the Property Management Services (defined below), as provided in that certain Three-Party Agreement (Property Management) among CCM, CCI and CCI OP of even date herewith.

NOW, THEREFORE, in consideration of the preceding, the Parties hereby agree as follows:

1. All provisions and references with respect to property management services in the CCI Advisory Agreement (the “Property Management Services”) are hereby deleted in their entirety.

2. As amended hereby, the CCI Advisor Agreement shall continue in full force and effect.

3. The terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the respective Parties.

4. This Amendment may be executed in several counterparts, and all so executed shall constitute one Agreement, binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.

[Signatures on the following page.]

IN WITNESS WHEREOF, this Amendment is effective as of the Effective Date.

CCI:

Cottonwood Communities, Inc., a Maryland corporation

By:	/s/ Gregg Christensen
Gregg Christensen
Chief Legal Officer

CCI OP:

Cottonwood Communities O.P., LP, a Delaware limited partnership

By:	Cottonwood Communities, Inc., a Maryland corporation, its general partner

	By:	/s/ Gregg Christensen
Gregg Christensen
Chief Legal Officer

CCM:

Cottonwood Communities Management, LLC, a Delaware limited liability company

By: Cottonwood Capital Management, Inc., a Maryland corporation, its sole member

	By:	/s/ Gregg Christensen
Gregg Christensen
Chief Legal Officer

[Signature Page to Amendment of CCI Advisory Agreement]